May 6, 1997

                    GRACO INC. NONEMPLOYEE DIRECTOR STOCK OPTION PLAN


1.   Purpose

     The purpose of the Graco Inc. Nonemployee Director Stock Option Plan (the "Plan") is to secure for Graco Inc. (the "Company") and its shareholders the benefits of the long-term incentives inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the
     Company who are not employees of the Company or its Affiliates, by strengthening the identification of Nonemployee Directors with the interests of all Graco shareholders.

2.   Definitions

     The terms defined in this Section 2 shall have the following meanings, unless the context otherwise requires.

     a. Affiliate shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

     b. Annual Meeting of Shareholders shall mean the annual meeting of shareholders of the Company held each calendar year.

     c. Code shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

     d.   Company shall mean Graco Inc., a Minnesota corporation.

     e. ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended to date and as it may be amended from time to time.

     f.   Fair Market Value per Share shall mean as of any day

          (1) The fair market value of a share of the Company's common stock is the last sale price reported on the composite tape by the New York Stock Exchange on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company's common stock reported on the composite tape on such day, on the most recently preceding day on which there were sales, or

          (2) if the shares of the Company's stock are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a share on such day.

     g. Nonemployee Director shall mean a member of the Board of Directors of the Company who is not also an officer or other employee of the Company or an Affiliate.

     h. Nonstatutory Stock Option ("NSO") shall mean a stock option, which does not qualify for special tax treatment under Sections 421 or 422 of the Internal Revenue Code.

     i. Option shall mean either a First Option or an Annual Option granted pursuant to the provisions of Section 4 of this Plan.

     j. Participant shall mean any person who holds an Option granted under this Plan.

     k.   Plan  shall mean this Graco Inc.  Nonemployee  Director  Stock  Option
          Plan.

3.   Administration

     a. The Plan shall be administered by the Board. The Board may, by resolution, delegate part or all of its administrative powers with respect to the Plan.

     b. The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of Options made under the Plan.

     c. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive.

     d. The Board shall have no discretion to select the Nonemployee Directors to receive Option grants under the Plan, to determine the number of shares of the Company's common stock subject to the Plan or to each grant, nor the exercise price of the Options granted pursuant to the Plan.

     e. The Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. The Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan.

     f.   The expenses of the Plan shall be borne by the Company.

4.   Automatic Grants to Nonemployee Directors

     a. As of the date of adoption of this Plan by the shareholders of the Company, each Nonemployee Director shall be granted an option to purchase two thousand (2,000) shares of the Company's common stock under the Plan (the "First Option"). Thereafter, as of the day upon which shareholders vote to elect directors at each annual meeting of the Company, each Nonemployee Director of the Board shall be granted an additional option to purchase fifteen hundred (1,500) shares of the Company's common stock under the Plan (the "Annual Option"); provided, however, that a Nonemployee Director who has not previously been elected as a member of the Board of Directors of the Company shall also be granted a First Option; i.e., an option to purchase two thousand (2,000) shares of the Company's common stock under the Plan, on the first business day of the Nonemployee Director's election to the Board, including election by the Board of Directors to fill a vacancy on the Board.

     b. The automatic grants to Nonemployee Directors shall not be subject to the discretion of any person.

     c. Each Option granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of this Plan.

     d. During the lifetime of a Participant, each Option shall be exercisable only by the Participant. No Option granted under the Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

5.   Shares of Stock Subject to the Plan

     a. Subject to adjustment as provided in Section 11 of the Plan, an aggregate of two hundred thousand (200,000) shares of the Company's common stock, $1.00 par value, shall be available for issuance to Nonemployee Directors under the Plan. No fractional shares shall be issued.

     b. First Option Grants and Annual Option Grants shall reduce the shares available for issuance under the Plan by the number of shares subject thereto. The shares deliverable upon exercise of any First Option Grant or Annual Option Grant may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any unexercised First Option Grant or Annual Option Grant shall terminate for any reason, the shares subject to, but not delivered under, such First Option Grant or Annual Option Grant shall be available for other First Option Grants or Annual Option Grants.

6.   Nonstatutory Options.

     a. All Options granted to Nonemployee Directors pursuant to the Plan shall be NSOs.

7.   Exercise Price.

     a. The price per share of the shares of the Company's common stock which may be purchased upon exercise of an Option ("Exercise Price") shall be one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted and shall be payable in full at the time the Option is exercised as follows:

          (1)  in cash or by certified check,

          (2) by delivery of shares of common stock to the Company which shall have been owned for at least six (6) months and have a Fair Market Value per Share on the date of surrender equal to the exercise price, or

          (3) by delivery to the Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company from sale or loan proceeds the amount required to pay the exercise price.

     b. Such price shall be subject to adjustment as provided in Section 11 hereof.

8.   Duration and Vesting of Options.

     a. The term of each Option granted to a Nonemployee Director shall be for ten (10) years from the date of grant, unless terminated earlier pursuant to the provisions of Section 10 hereof.

     b. Each Option shall vest and become exercisable according to the following schedule:

          (1) twenty-five percent (25%) of the total number of shares covered by the Option shall become exercisable beginning with the first anniversary date of the grant of the Option;

          (2) thereafter twenty-five percent (25%) of the total number of shares covered by the Option shall become exercisable on each subsequent anniversary date of the grant of the Option until the fourth anniversary date of the grant of the Option upon which the total number of shares covered by Option shall become exercisable.

9.   Change of Control

     a. Notwithstanding Section 8b(1) and (2) hereof, all outstanding Options not yet exercisable shall become immediately and fully exercisable on the day following a "Change of Control" and shall remain fully exercisable until either exercised or expiring by their terms. A "Change of Control" means:

          (1) acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of
               1934), (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) which results in the beneficial ownership by such Person of 25% or more of either

               (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or

               (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");

               provided, however, that the following acquisitions will not result in a Change of Control:

                    (i)  an acquisition directly from the Company,

                    (ii) an acquisition by the Company,

                    (iii)an acquisition by an employee  benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company,

                    (iv) an  acquisition  by any  Person  who is  deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by the Trust Under the Will of Clarissa L. Gray ("Trust Person"), provided that such acquisition does not result in the beneficial ownership by such Person of 32% or more of either the Outstanding Company Common Stock or the
                         Outstanding Company Voting Securities, and provided further that for purposes of this Section 9, a Trust Person shall not be --- deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by The Graco Foundation or any employee benefit plan of the Company, including, without limitations, the Graco Employee Retirement Plan and the Graco Employee Stock Ownership Plan,

                    (v) an acquisition by the Nonemployee Director or any group that includes the Nonemployee Director, or

                    (vi) an  acquisition  by  any  corporation   pursuant  to  a
                         transaction  that  complies  with clauses (a), (b), and
                         (c) of subsection (4) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Common Stock or Outstanding Company Voting Securities is 25% or more as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of a transaction other than that described in clause (i) or
                         (ii) above, such subsequent acquisition will be treated as an acquisition that causes such Person to own 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities and be deemed a Change of Control; and provided further, that in the event any acquisition or other transaction occurs which results in the beneficial ownership of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by any Trust Person, the Incumbent Board may by majority vote increase the threshold beneficial ownership percentage to a percentage above 32% for any Trust Person; or

          (2) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of said Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial membership on the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (3) The commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a Person of 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities; or

          (4) The approval by the shareholders of the Company of a reorganization, merger, consolidation, or statutory exchange of Outstanding Company Common Stock or Outstanding Company Voting Securities or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation) excluding, however, such a Business combination pursuant to which

               (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock or Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities,

               (b) no Person [excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination] beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

               (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (5) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     b. A Change of Control shall not be deemed to have occurred with respect to a Nonemployee Director if:

          (1) the acquisition of the 25% or greater interest referred to in subsection a(1) of this Section 9 is by a group, acting in concert, that includes the Nonemployee Director or

          (2) if at least 25% of the then outstanding common stock or combined voting power of the then outstanding company voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange, disposition of assets, liquidation or dissolution referred to in subsections (4) or (5) of this section by a group, acting in concert, that includes that Nonemployee Director.

10.  Effect of Termination of Membership on the Board.

     a. The right to exercise an Option granted to a Nonemployee Director shall be limited as follows, provided the actual date of exercise is in no event after the expiration of the term of the Option:

          (1) If a Nonemployee Director ceases being a director of the Company for any reason other than the reasons identified in subparagraph

          (2) of this Section 10, the Nonemployee Director shall have the right to exercise the Options as follows, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option:

               (a) If the Nonemployee Director was a member of the Board of Directors of the Company for five (5) or more years, all outstanding Options become immediately exercisable upon the date the Nonemployee Director ceases being a director. The Nonemployee Director may exercise the Options for a period of thirty-six months (36) from the date the Nonemployee Director ceased being a director, provided that if the Nonemployee Director dies before the thirty-six (36) month period has expired, the Options may be exercised by the Nonemployee Director's legal representative or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death for a period of twelve (12) months from the date of the Nonemployee Director's death.

               (b) If the Nonemployee Director was a member of the Board of Directors of the Company for less than five (5) years, the Nonemployee Director may exercise the Options, to the extent they were exercisable at the date the Nonemployee Director ceases being a member of the Board, for a period of thirty
                    (30) days following the date the Nonemployee Director ceased being a director, provided that, if the Nonemployee Director dies before the thirty (30) day period has expired, the Options may be exercised by the Nonemployee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death, for a period of twelve (12) months from the date of the Nonemployee Director's death.

               (c) If the Nonemployee Director dies while a member of the Board, the Options, to the extent exercisable by the Nonemployee Director at the date of death, may be exercised by the Nonemployee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death, for a period of twelve (12) months from the date of the Nonemployee Director's death.

               (d) In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

          (2) If a Nonemployee Director ceases being a director of the Company due to an act of

               (a)  fraud or intentional misrepresentation or

               (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate of the Company or

               (c) any other gross or willful misconduct as determined by the Board, in its sole and conclusive discretion, all Options granted to such Nonemployee Director shall immediately be forfeited as of the date of the misconduct.

11.  Adjustments and Changes in the Stock

     a. If there is any change in the common stock of the Company by reason of any stock dividend, stock split, spin-off, split-up, merger, consolidation, recapitalization, reclassification, combination or exchange of shares, or any other similar corporate event, the aggregate number of shares available under the Plan, the number and the price of shares of common stock subject to outstanding Options and the number of shares referenced by the terms, "First Option" and "Annual Option", respectively, in Section 4a hereof, shall be appropriately adjusted automatically.

     b. No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 11. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share.

     c. Notice of any adjustment shall be given by the Company to each holder of any Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

12.  Effective Date of the Plan

     a. The Plan shall become effective on the date it is approved by the shareholders of the Company.

     b. Any amendment to the Plan shall become effective when adopted by the Board, unless specified otherwise, but no Option granted under any increase in shares authorized to be issued under this Plan shall be exercisable until the increase is approved in the manner prescribed in
          Section 13 of this Plan.

13.  Amendment of the Plan

     a. The Board of Directors may amend, suspend or terminate the Plan at any time, but without shareholder approval, no amendment shall materially increase the maximum number of shares which may be issued under the Plan (other than adjustments pursuant to Section 11 hereof), materially increase the benefits accruing to Participants under the Plan, materially modify the requirements as to eligibility for participation or extend the term of the Plan. Approval of the shareholders may be obtained, at a meeting of shareholders duly called and held, by the affirmative vote of a majority of the holders of the Company's voting stock who are present or represented by proxy and are entitled to vote on the Plan.

     b. It is intended that the Plan meet the requirements of Rule 16b-3 or any successor thereto promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including any applicable requirements regarding shareholder approval. Amendments to the Plan shall be subject to approval by the shareholders of the Company to the extent determined by the Board of Directors to be necessary to satisfy such requirements as in effect from time to time.

     c. Rights and obligations under any Option granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

     d. The Board of Directors may not amend the provisions of Sections 4, 6, 7, 8 and 10 hereof more than once every six (6) months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

14.  Termination of the Plan

     a.   The Plan, unless sooner terminated,  shall terminate at the end of ten
          (10) years from the date the Plan is approved by the shareholders of the Company. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

     b. Rights or obligations under any Option granted while the Plan is in effect, including the maximum duration and vesting provisions, shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

15.  Registration, Listing, Qualification, Approval of Stock and Options

     a. If the Board shall determine, in its discretion, that it is necessary or desirable that the shares of common stock subject to any Option

          (1) be registered, listed or qualified on any securities exchange or under any applicable law, or

          (2)  be approved by any governmental regulatory body, or

          (3) approved by the shareholders of the Company, as a condition of, or in connection with, the granting of such Option, or the issuance or purchase of shares upon exercise of the Option, the Option may not be exercised in whole or in part unless such registration, listing, qualification or approval has been obtained free of any condition not acceptable to the Board of Directors.

16.  No Right to Option or as Shareholder

     a. No Nonemployee Director or other person shall have any claim or right to be granted an Option under the Plan, except as expressly provided herein. Neither the Plan nor any action taken hereunder shall be construed as giving any Nonemployee Director any right to be retained in the service of the Company.

     b. Neither a Nonemployee Director, the Nonemployee Director's legal representative, nor any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of common stock receivable upon the exercise of any Option granted under this Plan, in whole or in part, unless and until certificates for such shares shall have been issued.

17.  Governing Law

     The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.